Exhibit 23(j)(1)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement No. 811-21038 on Form N-1A of our reports each dated February 19, 2009, relating to the financial statements and financial highlights of MLIG Variable Insurance Trust, including the Portfolios listed on attached Schedule A, appearing in the Annual Reports on Form N-CSR of MLIG Variable Insurance Trust for the year ended December 31, 2008, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 27, 2009

SCHEDULE A

Report Date	MLIG Variable Insurance Trust (Portfolios)
February 19, 2009	ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

February 19, 2009	ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO

February 19, 2009	ROSZEL/BLACKROCK EQUITY DIVIDEND PORTFOLIO

February 19, 2009	ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO

February 19, 2009	ROSZEL/ALLIANCE BERNSTEIN LARGE CAP CORE PORTFOLIO

February 19, 2009	ROSZEL/SANTA BARBARA CONSERVATIVE GROWTH PORTFOLIO

February 19, 2009	ROSZEL/MARISCO LARGE CAP GROWTH PORTFOLIO

February 19, 2009	ROSZEL/ALLIANZ NFJ MIDCAP VALUE PORTFOLIO

February 19, 2009	ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO

February 19, 2009	ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO

February 19, 2009	ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO

February 19, 2009	ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

February 19, 2009	ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO

February 19, 2009	ROSZEL/BLACKROCK FIXED INCOME PORTFOLIO

February 19, 2009	ROSZEL/BLACKROCK FIXED INCOME PORTFOLIO II ( formerly Roszel/Abbett Government Securities Portfolio)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 14 to Registration Statement No. 333-83074 on Form N-1A of our reports each dated February 19, 2009, relating to the financial statements and financial highlights of MLIG Variable Insurance Trust, including the Portfolios listed on attached Schedule A, appearing in the Annual Reports on Form N-CSR of MLIG Variable Insurance Trust for the year ended December 31, 2008, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are part of such Registration Statement.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 27, 2009

SCHEDULE A

Report Date	MLIG Variable Insurance Trust (Portfolios)
February 19, 2009	ROSZEL/MARISCO LARGE CAP GROWTH PORTFOLIO

February 19, 2009	ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO

February 19, 2009	ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO

February 19, 2009	ROSZEL/LORD ABBETT MIDCAP VALUE PORTFOLIO

February 19, 2009	ROSZEL/SELIGMAN MID CAP GRWOTH PORTFOLIO

February 19, 2009	ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO

February 19, 2009	ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO

February 19, 2009	ROSZEL/DELAWARE TREND PORTFOLIO

February 19, 2009	ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO